UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 15, 2017

WESTBURY BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-35871	46-1834307
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

200 South Main Street, West Bend, Wisconsin	53095
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code:    (262) 334-5563

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.

On February 15, 2017, Westbury Bancorp, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders. A total of 4,072,540 shares of the Company's common stock, par value $0.01 per share, were eligible and entitled to vote at the annual meeting and a total of 3,455,048 shares of such common stock were represented at the Annual Meeting. Stockholders considered and voted on the following matters, with a breakdown of the votes cast set forth below.

1.	The election of directors.

	For	Withheld	Broker Non-Votes

Rondi Rohr-Dralle	2,268,826	366,643	819,579

Terry Wendorff	2,537,821	97,648	819,579

Each of the above persons was nominated for reelection by the Board of Directors and at the Annual Meeting each was elected to the Board for a three year term expiring at the 2020 Annual Meeting of Stockholders.

The terms of the following directors continued after the 2017 Annual Meeting of Stockholders: each of Raymond F. Lipman, William D. Gehl, Andrew J. Gumm and Greg J. Remus (until the 2018 Annual Meeting of Stockholders); and each of Russell E. Brandt and David Jorgensen (until the 2019 Annual Meeting of Stockholders).

2.    The approval of the amendment to the 2014 Equity Incentive Plan to increase the number of shares of our common stock available to be issued in the form of awards thereunder.

For	Against	Abstain	Broker Non-Votes

1,925,698	705,974	3,797	819,579

Approval of the amendment to the 2014 Equity Incentive Plan required the affirmative vote of a majority of the votes cast on the matter with respect to the 2017 Annual Meeting of Stockholders. As reflected by the vote results in the above table, the amendment to the 2014 Equity Incentive Plan was approved by our stockholders at the 2017 Annual Meeting.

3.    The ratification of the appointment of CliftonLarsonAllen LLP as independent registered public accounting firm of the Company for the fiscal year ending September 30, 2017.

For	Against	Abstain

3,403,049	21,622	30,377

Ratification of the appointment of CliftonLarsonAllen LLP by the Company's Audit Committee as the Company's independent auditors for the fiscal year ending September 30, 2017 required the affirmative vote of a majority of the votes cast on the matter with respect to the 2017 Annual Meeting of Stockholders. As reflected by the vote results in the above table, the stockholders voted to ratify the appointment of CliftonLarsonAllen LLP as the Company's independent auditors for the fiscal year ending September 30, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTBURY BANCORP, INC.
DATE: February 15, 2017	By:	/s/ Kirk J. Emerich
Kirk J. Emerich
Executive Vice President and Chief Financial Officer